SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): December 30, 2011

                        Biggest Little Investments L.P.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
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(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



 3702 S. Virginia St., Unit G2
          Reno, Nevada                                           89502
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(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
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             (Registrant's telephone number, including area code)


             ---------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))
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Item 8.01. Other Events.

     On December 30, 2011, Biggest Little Investments, L.P., a Delaware limited partnership (the "Partnership"), commenced an odd lot tender offer (the ?Offer?) to purchase all of its outstanding units of limited partnership interest (the "Units") held by limited partners owning up to an aggregate of ten units at a price of $140 per Unit. Units held in employee benefit plans are not eligible for the offer. The Offer is scheduled to expire on February 9, 2012, subject to extension by the Partnership. The Offer is not subject to any minimum number of Units being tendered. The Partnership will purchase whole Units only. Tendering limited partners must sell all of their Units to the Partnership. Units purchased will be canceled, and will have the status of authorized but unissued Units.

     The Partnership is making the Offer with a view towards reducing its future expenses associated with managing the accounts of holders of 10 Units or less.

     Ben Farahi, the sole manager of the Partnership?s general partner, beneficially owns approximately 37.7% of the outstanding Units. Each of Mr. Farahi?s two brothers owns an additional 17.7% of such Units. As a result of the Offer, the number of outstanding units may be reduced, thereby increasing the percentage of Mr. Farahi?s percentage ownership of Units and his control over the Partnership?s affairs.





































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 30th day of December, 2011.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager












































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